[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) BOND FUND

                     ANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of William J. Adams]
     William J. Adams

For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of 6.39%, Class B shares 5.62%, Class C shares 5.71%, and Class I shares 6.64%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns over the same period of 7.48% and 5.82%, respectively, for the fund's benchmarks, the Lehman Brothers Government/Credit Index (the Lehman Index) and the Lipper "BBB" Corporate Debt-Rated Fund Index. The Lehman Index is an unmanaged index consisting of U.S. treasuries that have remaining maturities of more than one year, U.S. government-agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper "BBB" Corporate Debt-Rated Fund Index is an index of funds that invest at least 65% of their assets in corporate and government debt issues in the top four investment rating grades. During the same period, the average corporate debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.92%.

Q.  HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE PAST
    12 MONTHS?

A. It was a year characterized by some significant, and sometimes dramatic, twists and turns, and one that became more challenging as the months wore on. Looking back to May 2001, the Federal Reserve Board (the Fed) already had made several interest rate cuts in an effort to boost a sagging U.S. economy. Those actions, plus subsequent rate cuts in the summer, drove most bond prices significantly higher and brought their yields -- which move in the opposite direction of their prices -- substantially lower.

    By summer's end, growing hopes that the economy was poised to rebound at year-end had somewhat curtailed the demand for bonds. But the events of September 11 swiftly changed all of that. Instead of hoping for an economic rebound, investors increasingly feared that an economy already in recession would continue to weaken. Attempting to revive the economy, the Fed cut interest rates in September, October, November, and December, bringing short-term rates to their lowest levels in nearly 40 years. Fear and uncertainty persisted for some time after September 11. However, the Fed's stimulus program and the resilience of the U.S. consumer eventually took hold, forcing the financial markets to focus on a stabilizing economy.

Q.  HOW HAS THIS YEAR SHAPED UP SO FAR?

A. Bond returns have moderated in the face of stronger economic growth and a more "neutral" Fed stance. According to the U.S. Commerce Department, the economy grew at a 5.6% annual rate in the first quarter, fueled in large part by strength in the consumer and housing sectors and some signs of a rebound in the industrial sector, although that rate of growth was viewed as unsustainable. About half of it came from production to replace depleted inventories, not from sales to customers. The Fed stopped paring rates, and, in March, indicated that although it may wait until the fragile economy further stabilizes, its next move likely will be an interest rate hike.

    There were several other developments the markets were forced to contend with in the first four months of 2002, including the investigation and collapse of Enron, concerns over corporate accounting practices, and poor corporate profitability. While these events shook the markets' confidence and weighed on both stock and corporate bond performance, the bond market as a whole generally outperformed the broad stock market during the 12 months ended April 30, 2002. For the second straight 12-month period, both the Lehman Index and the Lipper "BBB" Corporate Debt-Rated Fund Index posted positive returns, compared to the negative return of the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market.

Q.  GIVEN THAT BACKDROP, WHAT STRATEGIES HAVE WORKED OUT WELL FOR THE FUND?

A. Many of the choices we made in the investment-grade corporate bond market were a positive for the fund's performance. Our holdings in the automotive sector -- particularly GM -- performed quite well, boosted by continued strong consumer spending on new cars. Rising energy prices in early 2002 helped boost our holdings in integrated oil companies such as Amerada Hess, Occidental Petroleum, and Devon Energy. Two health care holdings -- Tenet Healthcare and HCA -- performed well, thanks largely to their strong operating results and the fact that their credit ratings were upgraded during the period. Electric and natural gas utility Niagara Mohawk, which was one of our largest single holdings, posted strong gains when it was purchased by National Grid, a large U.K.-based utility holding company.

    Despite the collapse of Enron and the ripple effect that development had on the utility sector, our focus on companies that emphasize electric generation and transmission as opposed to energy trading -- such as DTE, Progress Energy, and Dominion Resources -- worked in the fund's favor. And although our telecommunications holdings weren't immune to the problems that plagued that industry -- including slowing demand, rising levels of debt, and questions about accounting procedures -- we feel our careful security selection and diversification across the industry helped us avoid some of the volatility in the sector.

Q.  HOW DID MORTGAGE-BACKED SECURITIES PERFORM?

A. They performed reasonably well in the final two months of 2001 and have been one of the bond market's better-performing areas so far this year. Their relatively high credit quality and attractive yields compared to U.S. Treasury securities made them particularly appealing, given low interest rates and investors' growing aversion to risk. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Furthermore, expectations for stable or rising interest rates made mortgage-backed securities more attractive to investors because mortgage prepayments were expected to slow. (Investors typically dislike prepayment because it potentially forces them to reinvest their proceeds at lower prevailing interest rates.)

    In addition to the plain-vanilla, pass-through mortgage securities issued by Fannie Mae and Ginnie Mae, we also benefited from our stake in commercial mortgage-backed securities (CMBS). These pools of mortgages on commercial properties also performed very well during the year.

Q.  WHAT WAS YOUR APPROACH TO THE GOVERNMENT BOND MARKET?

A. We kept our holdings in Treasury securities relatively small throughout the year, based on our view that other higher-yielding sectors of the bond market offered better total return potential. Furthermore, we were reluctant to build up our stake in Treasuries given our view that they may be headed for some difficult times. If the Fed does raise interest rates, we believe U.S. Treasuries -- which are most sensitive to interest rate policy -- could underperform other areas of the bond market.

    In addition, the government has moved from a period of budget surpluses to a period of deficit spending, as the weak economy has lowered tax revenues and the war on terrorism has expanded the federal budget. The government has already found it necessary to increase its issuance of Treasury securities, and we believe the increased supply of Treasuries could push their prices down and interest rates up.

Q. GIVEN YOUR VIEW THAT INTEREST RATES COULD BE HEADED UPWARD, DO YOU THINK IT'S STILL A GOOD TIME TO BE INVESTED IN BONDS?

A. Yes, we think that the bond market will continue to offer opportunities. The principles of asset allocation would suggest that many investors might always have some exposure to bonds; in our experience, a diversified portfolio of stocks and bonds may help lower risk by smoothing out some of the volatility that can occur in any one area of the market. For example, investors who held both stocks and bonds in 2001 and so far this year were probably better off than those who just held stocks. Of course, past performance is no guarantee of future results, and diversification does not guarantee a profit or protect against a loss in declining markets.

    Given what we view as the growing likelihood of an economic rebound, we believe that investment-grade corporate bonds may offer potential for competitive fixed-income performance. However, we feel that a recovery is likely to be choppy, with economic improvement unevenly shared by various industries. Although it is always an important determinant of performance, we think careful security selection may be even more important in this volatile and uncertain environment. We also believe that improved corporate profitability will help drive increased demand for investment-grade corporate bonds as investors seek out higher-yielding alternatives to Treasuries. For now, we plan to maintain caution on the Treasury market, because of our concerns over increased issuance, a weak U.S. dollar, and the potential for rising interest rates.

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

Note to Shareholders: Effective November 26, 2001, Geoffrey L. Kurinsky was no longer a manager of the fund, and William J. Adams, who had been on the management team since July 1, 2000, became sole manager of the portfolio.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   WILLIAM J. ADAMS, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE BOND PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND OFFSHORE INVESTMENT PRODUCTS.

   BILL JOINED MFS IN 1997. HE WAS NAMED VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001.

   HE HAS AN M.B.A. FROM INDIANA UNIVERSITY AND AN UNDERGRADUATE DEGREE FROM LASALLE UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS

  OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                          TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. AS A
                          SECONDARY OBJECTIVE, THE FUND STRIVES TO PROTECT
                          SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MAY 8, 1974

  CLASS INCEPTION:        CLASS A  MAY 8, 1974
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $1.5 BILLION NET ASSETS AS OF APRIL 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 2002)

                                    Lehman Brothers           Lipper "BBB"
               MFS Bond Fund       Government/Credit        Corporate Debt-
                - Class A               Index               Rated Fund Index
"4/92"          $ 9,525                $10,000                 $10,000
"4/94"           11,041                 11,581                  11,703
"4/96"           12,931                 13,453                  13,682
"4/98"           15,695                 15,983                  16,518
"4/00"           15,955                 17,149                  17,049
"4/02"           18,711                 20,663                  19,877

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +6.39%      +15.49%      +32.76%      +96.44%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +6.39%      + 4.92%      + 5.83%      + 6.98%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +1.34%      + 3.23%      + 4.81%      + 6.47%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +5.62%      +13.09%      +28.15%      +84.38%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +5.62%      + 4.18%      + 5.09%      + 6.31%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +1.64%      + 3.31%      + 4.78%      + 6.31%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +5.71%      +13.11%      +28.12%      +85.15%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +5.71%      + 4.19%      + 5.08%      + 6.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +4.71%      + 4.19%      + 5.08%      + 6.35%
------------------------------------------------------------------------------------------------------------

CLASS I
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                      +6.64%      +16.47%      +34.75%      +99.79%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)                  +6.64%      + 5.21%      + 6.15%      + 7.17%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Average corporate debt "BBB"-rated fund+                       +5.92%      + 4.98%      + 6.03%      + 7.39%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#                       +7.48%      + 6.75%      + 7.55%      + 7.53%
------------------------------------------------------------------------------------------------------------
Lipper "BBB" Corporate Debt-Rated Fund Index+                  +5.82%      + 4.90%      + 6.12%      + 7.11%
------------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

QUALITY RATINGS

                "AAA"                       1.8%
                "AA"                        3.2%
                "A"                        16.7%
                "BBB"                      42.1%
                "BB"                        8.0%
                "B"                         2.5%
                "CC"                        0.4%
                Not Rated                   1.0%
                Other                       0.2%
                Governments                24.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2002

Bonds - 98.3%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 87.2%
  Aerospace & Defense - 2.1%
    Northrop Grumman Corp., 7s, 2006                                 $  2,654             $    2,762,602
    Northrop Grumman Corp., 7.125s, 2011                                9,078                  9,296,598
    Northrop Grumman Corp., 7.75s, 2031                                 5,253                  5,486,601
    Raytheon Co., 7.9s, 2003                                            4,557                  4,675,664
    Raytheon Co., 6.5s, 2005                                            4,099                  4,240,989
    Raytheon Co., 8.3s, 2010                                            4,825                  5,326,607
                                                                                          --------------
                                                                                          $   31,789,061
--------------------------------------------------------------------------------------------------------
  Airlines - 1.3%
    Airplane Pass-Through Trust, 10.875s, 2019                       $  1,482             $      597,035
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017         1,161                  1,097,789
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020         8,158                  7,811,921
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020         3,097                  3,004,392
    Delta Air Lines, Inc., 7.379s, 2010                                 4,415                  4,570,697
    Jet Equipment Trust, 11.44s, 2014##                                 3,500                  2,205,000
                                                                                          --------------
                                                                                          $   19,286,834
--------------------------------------------------------------------------------------------------------
  Automotive - 6.2%
    DaimlerChrysler NA Holdings, 7.2s, 2009                          $  6,417             $    6,607,392
    Ford Motor Co., 6.625s, 2028                                        9,301                  7,975,701
    Ford Motor Co., 7.45s, 2031                                         6,296                  5,947,705
    Ford Motor Credit Co., 6.875s, 2006                                 8,937                  9,044,691
    Ford Motor Credit Co., 7.375s, 2009                                 8,888                  8,957,771
    General Motors Acceptance Corp., 5.36s, 2004                        4,856                  4,915,530
    General Motors Acceptance Corp., 6.75s, 2006                       10,754                 11,094,687
    General Motors Acceptance Corp., 7.25s, 2011                       10,572                 10,864,950
    General Motors Acceptance Corp., 8s, 2031                          15,142                 15,897,131
    TRW, Inc., 7.75s, 2029                                             12,311                 12,093,957
                                                                                          --------------
                                                                                          $   93,399,515
--------------------------------------------------------------------------------------------------------
  Banks and Finance - 5.1%
    Bank of America Corp., 7.4s, 2011                                $  3,725             $    4,006,833
    Countrywide Home Loans, Inc., 5.5s, 2006                            3,537                  3,541,209
    Credit Suisse First Boston USA, Inc., 6.5s, 2012                    6,470                  6,364,798
    Dime Bancorp, Inc., 9s, 2002                                       11,052                 11,452,193
    GS Escrow Corp., 7s, 2003                                          14,539                 14,741,790
    Household Finance Corp., 5.75s, 2007                                4,925                  4,870,973
    Lehman Brothers Holdings, Inc., 8.25s, 2007                         6,858                  7,601,407
    Morgan Stanley Dean Witter, 6.1s, 2006                              4,484                  4,609,103
    Morgan Stanley Dean Witter, 6.6s, 2012                              5,626                  5,605,859
    Socgen Real Estate LLC, 7.64s, 2049##                              12,291                 12,839,179
                                                                                          --------------
                                                                                          $   75,633,344
--------------------------------------------------------------------------------------------------------
  Building Materials - 1.2%
    American Standard, Inc., 7.375s, 2008                            $  5,010             $    5,091,412
    Building Materials Corp., 8s, 2008                                  4,135                  3,395,869
    CRH America, Inc., 6.95s, 2012                                      3,469                  3,574,215
    Hanson PLC, 7.875s, 2010                                            3,680                  4,016,389
    Nortek, Inc., 9.25s, 2007                                           1,500                  1,535,625
                                                                                          --------------
                                                                                          $   17,613,510
--------------------------------------------------------------------------------------------------------
  Commercial Mortgage and Other Asset-Backed - 5.2%
    BCF LLC, 7.75s, 2026##                                           $  1,433             $      995,903
    Chase Commercial Mortgage Securities Corp., 6.6s, 2012              4,040                  3,265,248
    Citibank Credit Card Issuance Trust, 6.65s, 2008                    3,966                  4,149,304
    Commerce 2000, 3.14s, 2011##                                        3,190                  3,187,009
    Commercial Mortgage Acceptance Corp., 1.223s, 2008                 93,697                  4,972,045
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                   4,362                  3,185,963
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                   7,810                  7,899,971
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                      2,700                  2,754,817
    First Union Lehman Brothers Bank, 6.56s, 2035                       5,731                  6,030,704
    GMAC Commercial Mortgage Security, Inc., 2.66s, 2004                5,880                  5,369,616
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                4,140                  3,165,806
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         6,327                  5,758,323
    Morgan Stanley Capital I, Inc., 0s, 2030##                        179,878                  6,326,686
    Morgan Stanley Capital I, Inc., 6.01s, 2030                         3,947                  4,088,208
    Morgan Stanley Capital I, Inc., 6.48s, 2030                         4,287                  4,480,850
    Morgan Stanley Capital I, Inc., 5.72s, 2032                         6,146                  6,122,635
    Morgan Stanley Capital I, Inc., 7.666s, 2039                        7,510                  6,515,276
                                                                                          --------------
                                                                                          $   78,268,364
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    General Electric Capital Corp., 8.7s, 2007                       $  1,244             $    1,428,102
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.1%
    Black & Decker Corp., 7.125s, 2011                               $  4,095             $    4,266,032
    Cendant Corp., 6.875s, 2006                                         6,957                  6,858,071
    Kindercare Learning Centers, Inc., 9.5s, 2009                       2,450                  2,425,500
    Pliant Corp., 13s, 2010##                                           2,180                  2,256,300
                                                                                          --------------
                                                                                          $   15,805,903
--------------------------------------------------------------------------------------------------------
  Energy - 5.0%
    Amerada Hess Corp., 7.3s, 2031                                   $  3,097             $    3,093,531
    Conoco Funding Co., 6.35s, 2011                                     3,106                  3,139,483
    Devon Financing Corp. ULC, 6.875s, 2011                             8,554                  8,663,217
    Devon Financing Corp. ULC, 7.875s, 2031                             4,356                  4,577,960
    Dresser, Inc., 9.375s, 2011##                                       2,520                  2,614,500
    Forest Oil Corp., 8s, 2008                                          8,839                  9,037,878
    Occidental Petroleum Corp., 6.75s, 2002                             3,771                  3,844,459
    Occidental Petroleum Corp., 6.4s, 2003                              4,260                  4,337,191
    Occidental Petroleum Corp., 7.65s, 2006                             4,498                  4,852,263
    Ocean Energy, Inc., 7.625s, 2005                                    3,772                  3,960,147
    Ocean Energy, Inc., 7.25s, 2011                                     7,829                  7,907,290
    P&L Coal Holdings Corp., 8.875s, 2008                                 870                    924,375
    P&L Coal Holdings Corp., 9.625s, 2008                               3,224                  3,425,500
    Pioneer Natural Resources Co., 9.625s, 2010                         1,635                  1,812,605
    Valero Energy Corp., 6.875s, 2012                                   7,493                  7,546,200
    Valero Energy Corp., 7.5s, 2032                                     5,601                  5,667,406
                                                                                          --------------
                                                                                          $   75,404,005
--------------------------------------------------------------------------------------------------------
  Environmental Services - 2.0%
    Allied Waste Industries, Inc., 10s, 2009                         $  5,135             $    5,276,213
    USA Waste Services, Inc., 7s, 2004                                  3,459                  3,576,952
    Waste Management, Inc., 6.375s, 2003                                1,783                  1,822,797
    Waste Management, Inc., 6.5s, 2008                                  8,330                  8,290,366
    Waste Management, Inc., 7.375s, 2010                                6,768                  6,904,781
    Waste Management, Inc., 7.1s, 2026                                  4,577                  4,679,982
                                                                                          --------------
                                                                                          $   30,551,091
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.7%
    Coca Cola Bottling Co., 6.375s, 2009                             $  8,346             $    8,312,533
    Coors Brewing Co., 6.375s, 2012##                                   4,370                  4,352,345
    Dole Foods Co., 7.25s, 2009##                                       5,829                  5,799,855
    Nabisco Holdings, Inc., 6.375s, 2005                                2,270                  2,339,121
    Tyson Foods, Inc., 8.25s, 2011##                                    4,856                  5,253,172
                                                                                          --------------
                                                                                          $   26,057,026
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    Meadwestvaco Corp., 6.85s, 2012                                  $ 12,121             $   12,321,239
    Weyerhaeuser Co., 6.75s, 2012##                                     3,835                  3,868,863
    Weyerhaeuser Co., 7.375s, 2032##                                    3,411                  3,423,211
                                                                                          --------------
                                                                                          $   19,613,313
--------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 1.1%
    Harrahs Operating Co., Inc., 7.125s, 2007                        $  6,189             $    6,384,709
    MGM Mirage, Inc., 6.95s, 2005                                       6,916                  6,917,245
    MGM Mirage, Inc., 8.5s, 2010                                        3,112                  3,313,284
                                                                                          --------------
                                                                                          $   16,615,238
--------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.2%
    St. Paul Co., Inc., 5.75s, 2007                                  $  3,185             $    3,209,811
--------------------------------------------------------------------------------------------------------
  Media, Cable, & Entertainment - 7.6%
    AOL Time Warner, Inc., 7.7s, 2032                                $  9,875             $    9,173,381
    Belo Ah Corp., 7.75s, 2027                                          6,214                  5,612,789
    Chancellor Media Corp., 8.125s, 2007                               13,975                 14,481,594
    Chancellor Media Corp., 8.75s, 2007                                 1,500                  1,565,625
    Charter Communications Holdings LLC, 8.25s, 2007                    5,800                  5,176,500
    Comcast Cable Commerce, Inc., 6.875s, 2009                          7,745                  7,555,635
    Cox Communications, Inc., 7.75s, 2010                               6,982                  7,086,730
    CSC Holdings, Inc., 7.875s, 2007                                    4,924                  4,819,311
    CSC Holdings, Inc., 7.25s, 2008                                     4,618                  4,355,536
    Echostar DBS Corp., 9.125s, 2009                                    3,430                  3,532,900
    Fox Sports Networks LLC, 8.875s, 2007                               7,420                  7,642,600
    Granite Broadcasting Corp., 8.875s, 2008                            4,000                  3,620,000
    News America Holdings, Inc., 8.5s, 2005-2025                        9,122                  9,848,543
    TCI Communications Financing III, 9.65s, 2027                      16,336                 17,331,679
    Tele Communications, Inc., 9.8s, 2012                               3,539                  3,977,199
    Time Warner, Inc., 10.15s, 2012                                     5,359                  6,284,499
    Time Warner, Inc., 9.125s, 2013                                     1,860                  2,036,663
                                                                                          --------------
                                                                                          $  114,101,184
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.9%
    HCA - The Healthcare Co., 7.125s, 2006                           $  2,630             $    2,724,628
    HCA - The Healthcare Co., 8.75s, 2010                               5,802                  6,463,486
    HCA - The Healthcare Co., 7.875s, 2011                             10,910                 11,610,531
    Healthsouth Corp., 7.375s, 2006                                     9,910                 10,009,100
    Tenet Healthcare Corp., 6.375s, 2011                                7,583                  7,489,464
    Tenet Healthcare Corp., 6.875s, 2031                                5,988                  5,747,138
                                                                                          --------------
                                                                                          $   44,044,347
--------------------------------------------------------------------------------------------------------
  Railroad - 0.9%
    Union Pacific Corp., 6.34s, 2003                                 $  3,024             $    3,132,955
    Union Pacific Corp., 6.39s, 2004                                    5,585                  5,773,941
    Union Pacific Corp., 5.75s, 2007                                    4,870                  4,833,718
                                                                                          --------------
                                                                                          $   13,740,614
--------------------------------------------------------------------------------------------------------
  Real Estate - 1.1%
    EOP Operating Ltd., 6.625s, 2005                                 $  6,569             $    6,777,960
    EOP Operating Ltd., 8.375s, 2006                                    4,595                  4,992,114
    EOP Operating Ltd., 7.75s, 2007                                     3,953                  4,224,571
                                                                                          --------------
                                                                                          $   15,994,645
--------------------------------------------------------------------------------------------------------
  Retail - 1.2%
    Delhaize America, Inc., 9s, 2031                                 $  4,186             $    4,795,452
    Federated Department Stores, Inc., 6.79s, 2027                     10,892                 11,355,052
    Jitney-Jungle Stores of America, Inc., 12s, 2006                    2,330                      2,796
    Kroger Co., 7.5s, 2031                                              2,266                  2,338,421
                                                                                          --------------
                                                                                          $   18,491,721
--------------------------------------------------------------------------------------------------------
  Telecommunications - 5.4%
    AT&T Corp., 6.5s, 2029                                           $  4,233             $    3,198,201
    AT&T Wireless Services, Inc., 7.35s, 2006                           4,897                  4,886,129
    AT&T Wireless Services, Inc., 8.75s, 2031                           8,395                  8,171,693
    Citizens Communications Co., 8.5s, 2006                            10,265                 10,791,287
    Citizens Communications Co., 7.625s, 2008                           3,382                  3,367,295
    GTE Corp., 9.1s, 2003                                               5,934                  6,246,128
    Sprint Capital Corp., 7.125s, 2006                                  8,716                  8,468,466
    Sprint Capital Corp., 6s, 2007                                      6,250                  5,771,688
    Sprint Capital Corp., 6.875s, 2028                                  4,484                  3,543,077
    Telecom de Puerto Rico, Inc., 6.65s, 2006                           2,794                  2,817,511
    Telecom de Puerto Rico, Inc., 6.8s, 2009                            6,622                  6,339,605
    United Telecommunications Co., 9.5s, 2003                           1,128                  1,131,136
    Verizon New Jersey, Inc., 5.875s, 2012                              6,182                  5,700,107
    Verizon New York, Inc., 6.875s, 2012                                4,556                  4,596,548
    Worldcom, Inc., 7.5s, 2011                                          5,556                  2,611,320
    Worldcom, Inc., 6.95s, 2028                                         8,931                  3,661,710
                                                                                          --------------
                                                                                          $   81,301,901
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 15.2%
    Federal Home Loan Mortgage Corporation, 4.875s, 2007             $  3,425             $    3,431,405
    Federal National Mortgage Association, 7.125s, 2005                 2,545                  2,755,751
    Federal National Mortgage Association, 6s, 2008                    15,025                 15,682,344
    Federal National Mortgage Association, 6.125s, 2012                11,965                 12,346,325
    Federal National Mortgage Association, 7s, 2015                    13,301                 13,913,374
    Federal National Mortgage Association, 7.5s, 2030                  15,523                 16,218,802
    Federal National Mortgage Association, 6.5s, 2031                  54,376                 55,090,840
    Federal National Mortgage Association, 7.5s, 2031                  21,823                 22,802,000
    Federal National Mortgage Association, 6.5s, 2032                  20,610                 20,880,763
    Government National Mortgage Association, 7.5s, 2023                  488                    517,333
    Government National Mortgage Association, 7.5s, 2025                  907                    952,201
    Government National Mortgage Association, 7.5s, 2026                2,520                  2,646,477
    Government National Mortgage Association, 7.5s, 2027                8,524                  8,952,954
    Government National Mortgage Association, 6.5s, 2028               16,552                 16,797,711
    Government National Mortgage Association, 7s, 2028                    135                    140,152
    Government National Mortgage Association, 7.5s, 2028                  266                    279,846
    Government National Mortgage Association, 7s, 2031                 34,071                 35,176,926
                                                                                          --------------
                                                                                          $  228,585,204
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.7%
    Principal Stripped Payments, 0s, 2017                            $ 35,787             $   14,785,399
    U.S. Treasury Bonds, 8s, 2021                                      19,132                 24,228,956
    U.S. Treasury Bonds, 5.25s, 2029                                   40,907                 38,184,230
    U.S. Treasury Bonds, 5.375s, 2031                                  24,273                 23,491,652
    U.S. Treasury Notes, 4.875s, 2012                                  30,711                 30,187,992
                                                                                          --------------
                                                                                          $  130,878,229
--------------------------------------------------------------------------------------------------------
  Utilities - Gas & Electric - 10.6%
    Allegheny Energy, Inc., 7.75s, 2005                              $  2,082             $    2,159,533
    Allegheny Energy, Inc., 7.8s, 2011                                  5,283                  5,257,906
    Allegheny Energy, Inc., 8.25s, 2012##                               3,126                  3,232,878
    Beaver Valley Funding Corp., 9s, 2017                               7,774                  8,388,146
    Commonwealth Edison Co., 8.5s, 2022                                 1,047                  1,088,357
    Consolidated Natural Gas Co., 6.25s, 2011                           2,982                  2,919,020
    Dominion Resources, Inc., 8.125s, 2010                              3,420                  3,762,034
    DTE Energy Co., 7.05s, 2011                                         1,656                  1,706,508
    Entergy Mississippi, Inc., 6.2s, 2004                               1,307                  1,340,067
    Firstenergy Corp., 7.375s, 2031                                     5,498                  5,112,315
    GGIB Funding Corp., 7.43s, 2011                                     3,070                  3,111,128
    Gulf States Utilities Co., 8.25s, 2004                                658                    699,605
    Kinder Morgan Energy Partners, 6.75s, 2011                          9,188                  9,280,247
    Kinder Morgan Energy Partners, 7.4s, 2031                           4,256                  4,281,834
    Midland Funding Corp., 10.33s, 2002                                 3,813                  3,839,189
    Midland Funding Corp., 13.25s, 2006                                   925                  1,054,774
    Niagara Mohawk Power Corp., 5.375s, 2004                            4,074                  4,100,644
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010               18,892                 18,514,160
    Nisource Finance Corp., 5.75s, 2003                                 4,413                  4,367,105
    Nisource Finance Corp., 7.5s, 2003                                  3,099                  3,089,672
    Nisource Finance Corp., 7.875s, 2010                               11,005                 11,091,279
    Northeast Utilities, 8.58s, 2006                                    3,499                  3,774,658
    Northwestern Corp., 7.875s, 2007##                                  3,510                  3,539,646
    Northwestern Corp., 8.75s, 2012##                                   1,623                  1,639,556
    Progress Energy, Inc., 6.85s, 2012                                  6,069                  6,172,355
    Progress Energy, Inc., 7s, 2031                                     4,268                  4,134,753
    PSEG Power, 7.75s, 2011                                             9,620                 10,130,553
    Salton Sea Funding Corp., 7.84s, 2010                               3,925                  3,770,080
    Salton Sea Funding Corp., 8.3s, 2011                                  737                    703,856
    Toledo Edison Co., 7.875s, 2004                                     8,709                  9,153,072
    Utilicorp United, Inc., 7s, 2004                                    1,696                  1,616,576
    Waterford 3 Funding Corp., 8.09s, 2017                              6,346                  6,324,742
    Williams Cos., Inc., 6.75s, 2006                                    9,200                  9,151,682
                                                                                          --------------
                                                                                          $  158,507,930
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $1,310,320,892
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.1%
  Brazil - 0.4%
    Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks and Finance)  $  3,398             $    3,234,359
    Federal Republic of Brazil, 3.063s, 2024                            4,674                  3,355,684
                                                                                          --------------
                                                                                          $    6,590,043
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 8.25s, 2015##                              $  4,230             $    4,060,800
--------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest and
      Paper Products)                                                $  4,100             $    4,116,851
    Abitibi-Consolidated, Inc., 8.55s, 2010 (Forest and
      Paper Products)                                                   6,052                  6,286,939
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                   2,481                    446,580
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                              5,290                    780,275
    Bowater Canada Finance Corp., 7.95s, 2011 (Forest
      and Paper Products)                                               5,257                  5,346,842
                                                                                          --------------
                                                                                          $   16,977,487
--------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Electric Guacolda SA, 7.95s, 2003
      (Utilities - Electric)##                                       $  3,125             $    3,117,187
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                            2,365                  2,275,745
                                                                                          --------------
                                                                                          $    5,392,932
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.5%
    Dominican Republic, 9.5s, 2006##                                 $  6,958             $    7,375,480
--------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Kansallis-Osake, 10s, 2002 (Banks and Finance)                   $  3,184             $    3,184,509
--------------------------------------------------------------------------------------------------------
  France - 1.1%
    Natexis Ambs LLC, 8.44s, 2049 (Banks and Finance)##              $ 15,382             $   16,701,929
--------------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks and Finance)##                                          $  5,200             $    5,954,884
--------------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    BBVA Bancomer, 10.5s, 2011 (Banks and Finance)##                 $  2,990             $    3,303,950
    Pemex Finance Ltd., 9.69s, 2009 (Oil Services)                      3,502                  3,998,479
    Pemex Finance Ltd., 10.61s, 2017 (Oil Services)                     3,500                  4,581,290
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                      2,382                  2,667,840
                                                                                          --------------
                                                                                          $   14,551,559
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Telefonica Europe BV, 8.25s, 2030 (Utilities - Telephone)        $  4,322             $    4,833,941
--------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Union Bank of Norway, 7.35s, 2049 (Banks and Finance)##          $ 10,000             $   10,278,500
--------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 9.375s, 2029                                 $  1,130             $    1,194,975
    Republic of Panama, 10.75s, 2020                                    1,415                  1,598,950
                                                                                          --------------
                                                                                          $    2,793,925
--------------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 4s, 2017                                       $    978             $      723,720
--------------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Republic of Philippines, 8.375s, 2009                            $  3,199             $    3,238,989
    Republic of Philippines, 9.375s, 2017                               3,050                  3,179,625
                                                                                          --------------
                                                                                          $    6,418,614
--------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Gov't of Russia, 3s, 2006                                        $  4,340             $    3,493,700
    Ministry of Finance Russia, 12.75s, 2028+                           1,744                  2,127,680
                                                                                          --------------
                                                                                          $    5,621,380
--------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks and Finance)##    $  4,304             $    4,433,417
--------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                  $  6,650             $    7,830,375
--------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                     $ 12,536             $   12,689,779
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    Barclays Bank PLC, 8.55s, 2049 (Banks and Finance)##             $  4,050             $    4,571,725
    British Sky Broadcasting, 8.2s, 2009 (Media)                        7,457                  7,559,139
    NTL Communications Corp., 0s to 2003, 12.375s to 2008 (Media)       5,000                  1,600,000
    Orange PLC, 8.75s, 2006 (Telecommunications)                        4,163                  4,370,276
    Orange PLC, 9s, 2009 (Telecommunications)                          10,333                 11,272,476
                                                                                          --------------
                                                                                          $   29,373,616
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $  165,786,890
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,484,670,599)                                             $1,476,107,782
--------------------------------------------------------------------------------------------------------

Preferred Stock
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
  Media
    Primedia, Inc., 8.625% (Identified Cost, $1,311,750)               13,250             $      596,250
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 04/30/02, due 05/01/02, total
      to be received $3,291,176 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $  3,291             $    3,291,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,489,273,349)                                       $1,479,995,032

Other Assets, Less Liabilities - 1.5%                                                         22,125,526
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,502,120,558
--------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
APRIL 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,489,273,349)        $1,479,995,032
  Cash                                                                  609,857
  Receivable for daily variation margin on open future
    contracts                                                            43,750
  Receivable for fund shares sold                                     5,163,625
  Receivable for investments sold                                    22,076,122
  Interest receivable                                                24,126,172
  Other assets                                                           23,119
                                                                 --------------
      Total assets                                               $1,532,037,677
                                                                 --------------
Liabilities:
  Distributions payable                                          $    7,514,330
  Payable for fund shares reacquired                                  5,830,100
  Payable for investments purchased                                  16,126,578
  Payable to affiliates -
    Management fee                                                       15,948
    Administrative fee                                                      721
    Shareholder servicing agent fee                                       4,118
    Distribution and service fee                                         21,949
  Accrued expenses and other liabilities                                403,375
                                                                 --------------
      Total liabilities                                          $   29,917,119
                                                                 --------------
Net assets                                                       $1,502,120,558
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,615,223,842
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                  (9,306,443)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (97,679,641)
  Accumulated distributions in excess of net investment
    income                                                           (6,117,200)
                                                                 --------------
      Total                                                      $1,502,120,558
                                                                 ==============
Shares of beneficial interest outstanding                          122,593,960
                                                                   ===========
Class A shares:
  Net asset value per share
    (net  assets  of  $975,849,492 / 79,552,501 shares of
     beneficial interest outstanding)                                $12.27
                                                                     ======
  Offering  price  per  share  (100  / 95.25 of net asset
     value per share)                                                $12.88
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $401,987,517 / 32,874,335 shares of
     beneficial interest outstanding)                                $12.23
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $107,212,289 / 8,776,160 shares of
     beneficial interest outstanding)                                $12.22
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $17,071,260 / 1,390,964 shares of
     beneficial interest outstanding)                                $12.27
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $101,674,998
    Dividends                                                         1,002,618
                                                                   ------------
      Total investment income                                      $102,677,616
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,457,049
    Trustees' compensation                                               47,699
    Shareholder servicing agent fee                                   1,452,535
    Distribution and service fee (Class A)                            2,831,592
    Distribution and service fee (Class B)                            3,830,923
    Distribution and service fee (Class C)                            1,096,153
    Administrative fee                                                  158,723
    Custodian fee                                                       406,650
    Postage                                                             278,850
    Printing                                                            162,178
    Auditing fees                                                        40,524
    Legal fees                                                           14,880
    Miscellaneous                                                     1,383,231
                                                                   ------------
      Total expenses                                               $ 17,160,987
    Fees paid indirectly                                                (88,359)
                                                                   ------------
      Net expenses                                                 $ 17,072,628
                                                                   ------------
        Net investment income                                      $ 85,604,988
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (9,030,418)
    Futures contracts                                                 1,113,850
    Foreign currency transactions                                        53,754
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $ (7,862,814)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  4,383,499
    Futures contracts                                                   977,530
    Translation of assets and liabilities in foreign
      currencies                                                        (50,692)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $  5,310,337
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (2,552,477)
                                                                   ------------
          Increase in net assets from operations                   $ 83,052,511
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                   2002                         2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   85,604,988               $   78,771,278
  Net realized loss on investments and foreign currency
    transactions                                                 (7,862,814)                  (6,942,460)
  Net unrealized gain on investments and foreign
    currency translation                                          5,310,337                   35,793,419
                                                             --------------               --------------
    Increase in net assets from operations                   $   83,052,511               $  107,622,237
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (57,886,635)              $  (54,530,093)
  From net investment income (Class B)                          (20,914,707)                 (18,678,338)
  From net investment income (Class C)                           (6,012,877)                  (5,340,244)
  From net investment income (Class I)                           (1,023,665)                    (815,364)
  In excess of net investment income (Class A)                   (6,135,478)                        --
  In excess of net investment income (Class B)                   (2,216,776)                        --
  In excess of net investment income (Class C)                     (637,313)                        --
  In excess of net investment income (Class I)                     (108,511)                        --
                                                             --------------               --------------
    Total distributions declared to shareholders             $  (94,935,962)              $  (79,364,039)
                                                             --------------               --------------
Net increase in net assets from fund share transactions      $  210,307,812               $  173,913,583
                                                             --------------               --------------
    Total increase in net assets                             $  198,424,361               $  202,171,781
Net assets:
  At beginning of period                                      1,303,696,197                1,101,524,416
                                                             --------------               --------------
  At end of period (including distributions in excess
    of net investment income and undistributed net
    investment income of $6,117,200 and $232,002,
    respectively)                                            $1,502,120,558               $1,303,696,197
                                                             ==============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $12.34            $12.02           $13.08           $13.57           $13.04
                                                 ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income                          $ 0.76            $ 0.85           $ 0.87           $ 0.88           $ 0.89
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.01)             0.34            (1.07)           (0.46)            0.55
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $ 0.77            $ 1.19           $(0.20)          $ 0.42           $ 1.44
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.76)           $(0.87)          $(0.86)          $(0.87)          $(0.91)
  From net realized gain on investments
    and foreign currency transactions              --                --               --              (0.03)            --
  In excess of net investment income              (0.08)             --               --               --              (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                --               --              (0.01)            --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.84)           $(0.87)          $(0.86)          $(0.91)          $(0.91)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $12.27            $12.34           $12.02           $13.08           $13.57
                                                 ======            ======           ======           ======           ======
Total return(+)                                    6.39%            10.22%           (1.51)%           3.22%           11.36%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.94%             0.93%            0.92%            0.96%            0.98%
  Net investment income(S)(S)                      6.09%             7.01%            6.97%            6.61%            6.61%
Portfolio turnover                                  206%              289%             290%             343%             333%
Net assets at end of period
  (000 Omitted)                                $975,849          $853,273         $738,936         $866,388         $708,021

   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $12.30            $11.98           $13.04           $13.52           $12.99
                                                 ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income                          $ 0.67            $ 0.76           $ 0.78           $ 0.78           $ 0.79
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.01)             0.34            (1.07)           (0.45)            0.54
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $ 0.68            $ 1.10           $(0.29)          $ 0.33           $ 1.33
                                                 ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.68)           $(0.78)          $(0.77)          $(0.77)          $(0.80)
  From net realized gain on investments
    and foreign currency transactions              --                --               --              (0.03)            --
  In excess of net investment income              (0.07)             --               --               --              (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                --               --              (0.01)            --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.75)           $(0.78)          $(0.77)          $(0.81)          $(0.80)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $12.23            $12.30           $11.98           $13.04           $13.52
                                                 ======            ======           ======           ======           ======
Total return                                       5.62%             9.49%           (2.21)%           2.54%           10.52%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.64%             1.63%            1.62%            1.66%            1.68%
  Net investment income(S)(S)                      5.40%             6.31%            6.27%            5.92%            5.90%
Portfolio turnover                                  206%              289%             290%             343%             333%
Net assets at end of period
  (000 Omitted)                                $401,988          $335,629         $278,030         $299,523         $187,905

   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  2002              2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $12.29            $11.97          $13.03          $13.52          $12.98
                                                    ------            ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income                             $ 0.67            $ 0.76          $ 0.78          $ 0.78          $ 0.78
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  0.01              0.34           (1.07)          (0.46)           0.56
                                                    ------            ------          ------          ------          ------
      Total from investment operations              $ 0.68            $ 1.10          $(0.29)         $ 0.32          $ 1.34
                                                    ------            ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income                        $(0.68)           $(0.78)         $(0.77)         $(0.77)         $(0.80)
  From net realized gain on investments and
    foreign currency transactions                     --                --              --             (0.03)           --
  In excess of net investment income                 (0.07)             --              --              --             (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --                --              --             (0.01)           --
                                                    ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                $(0.75)           $(0.78)         $(0.77)         $(0.81)         $(0.80)
                                                    ------            ------          ------          ------          ------
Net asset value - end of period                     $12.22            $12.29          $11.97          $13.03          $13.52
                                                    ======            ======          ======          ======          ======
Total return                                          5.71%             9.42%          (2.21)%          2.48%          10.54%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          1.64%             1.63%           1.62%           1.66%           1.68%
  Net investment income(S)(S)                         5.40%             6.31%           6.27%           5.92%           5.89%
Portfolio turnover                                     206%              289%            290%            343%            333%
Net assets at end of period (000 Omitted)         $107,212          $100,334         $77,687         $88,173         $42,229

   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  2002              2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $12.35            $12.03          $13.09          $13.58          $13.05
                                                    ------            ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income                             $ 0.79            $ 0.90          $ 0.91          $ 0.92          $ 0.94
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  0.01              0.32           (1.08)          (0.45)           0.55
                                                    ------            ------          ------          ------          ------
      Total from investment operations              $ 0.80            $ 1.22          $(0.17)         $ 0.47          $ 1.49
                                                    ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.80)           $(0.90)         $(0.89)         $(0.92)         $(0.96)
  From net realized gain on investments and
    foreign currency transactions                     --                --              --             (0.03)           --
  In excess of net investment income                 (0.08)             --              --              --             (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --                --              --             (0.01)           --
                                                    ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                $(0.88)           $(0.90)         $(0.89)         $(0.96)         $(0.96)
                                                    ------            ------          ------          ------          ------
Net asset value - end of period                     $12.27            $12.35          $12.03          $13.09          $13.58
                                                    ======            ======          ======          ======          ======
Total return                                          6.64%            10.55%          (1.21)%          3.56%          11.72%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          0.64%             0.63%           0.62%           0.65%           0.68%
  Net investment income(S)(S)                         6.39%             7.30%           7.26%           6.90%           6.95%
Portfolio turnover                                     206%              289%            290%            343%            333%
Net assets at end of period
  (000 Omitted)                                    $17,071           $14,459          $6,873          $9,256          $9,249

   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2002, and April 30, 2001, was as follows:

                                        APRIL 30, 2002           APRIL 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                        $94,935,962              $79,364,039
    Long-term capital gain                     --                       --
    Tax return of capital                      --                       --
                                           -----------              -----------
Total distributions declared               $94,935,962              $79,364,039
                                           ===========              ===========

During the year ended April 30, 2002, accumulated distributions in excess of net investment income decreased by $2,981,772 and accumulated net realized loss on investments and foreign currency transactions increased by $2,981,772 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share. At April 30, 2002, accumulated distributions in excess of net investment income and net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency transactions.

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  1,539,465
          Undistributed long-term capital gain                --
          Capital loss carryforward                     (72,849,809)
          Unrealized gain (loss)                        (14,038,279)
          Other temporary differences                   (27,754,661)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2010.

          EXPIRATION DATE
          ----------------------------------------------------------
          April 30, 2007                               $(12,839,198)
          April 30, 2008                                (41,302,001)
          April 30, 2009                                (14,236,036)
          April 30, 2010                                 (4,472,574)
                                                       ------------
            Total                                      $(72,849,809)
                                                       ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.1 billion of average net assets             0.39%
          In excess of $1.1 billion                            0.38%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $292,146 for the year ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer (reduced to a maximum of 0.15% per annum for the fund shares sold prior to March 1, 1991) and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum will commence on such a date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $148,126 for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,961 and $7,742 for Class B and Class C shares, respectively, for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2002, were $31,058, $860,288, and $40,466 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                    $1,585,189,149      $1,534,449,621
                                              --------------      --------------
Investments (non-U.S. government
  securities)                                 $1,563,370,290      $1,413,971,193
                                              --------------      --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,494,033,311
                                                                --------------
Gross unrealized depreciation                                   $  (38,486,117)
Gross unrealized appreciation                                       24,447,838
                                                                --------------
    Net unrealized depreciation                                 $  (14,038,279)
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED APRIL 30, 2002            YEAR ENDED APRIL 30, 2001
                                      ------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            53,799,715      $ 668,549,616        33,968,611      $ 415,380,448
Shares issued to shareholders in
  reinvestment of distributions         3,853,511         47,897,625         3,618,588         43,942,056
Shares reacquired                     (47,253,864)      (586,198,495)      (29,907,495)      (364,195,026)
                                      -----------      -------------      ------------      -------------
    Net increase                       10,399,362      $ 130,248,746         7,679,704      $  95,127,478
                                      ===========      =============      ============      =============

Class B shares
                                           YEAR ENDED APRIL 30, 2002            YEAR ENDED APRIL 30, 2001
                                      ------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            15,145,430      $ 187,958,052         9,474,967      $ 116,163,732
Shares issued to shareholders in
  reinvestment of distributions         1,261,742         15,638,156         1,091,089         13,210,641
Shares reacquired                     (10,828,117)      (133,955,494)       (6,474,778)       (78,717,595)
                                      -----------      -------------      ------------      -------------
    Net increase                        5,579,055      $  69,640,714         4,091,278      $  50,656,778
                                      ===========      =============      ============      =============

Class C shares
                                           YEAR ENDED APRIL 30, 2002            YEAR ENDED APRIL 30, 2001
                                      ------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             3,666,296      $  45,445,727         4,283,496      $  52,430,558
Shares issued to shareholders in
  reinvestment of distributions           304,188          3,766,241           254,433          3,080,106
Shares reacquired                      (3,361,380)       (41,545,105)       (2,859,448)       (34,719,410)
                                      -----------      -------------      ------------      -------------
    Net increase                          609,104      $   7,666,863         1,678,481      $  20,791,254
                                      ===========      =============      ============      =============

Class I shares
                                           YEAR ENDED APRIL 30, 2002            YEAR ENDED APRIL 30, 2001
                                      ------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               439,676      $   5,480,418         1,008,925      $  12,319,639
Shares issued to shareholders in
  reinvestment of distributions            77,622            965,383            64,806            788,794
Shares reacquired                        (297,315)        (3,694,312)         (474,202)        (5,770,360)
                                      -----------      -------------      ------------      -------------
    Net increase                          219,983      $   2,751,489           599,529      $   7,338,073
                                      ===========      =============      ============      =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $15,622 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                      UNREALIZED
DESCRIPTION              EXPIRATION     CONTRACTS      POSITION     APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Notes       June 2002           400          Long         $43,750

At April 30, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2002, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.14% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                SHARE/
                                 DATE OF     PRINCIPAL
DESCRIPTION                  ACQUISITION        AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
Ministry of Finance Russia    03/05/2002     1,744,000   $2,079,720   $2,127,680

(9) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to May 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $640,023 reduction in cost of securities and a corresponding $640,023 increase in net unrealized depreciation, based on securities held by the fund on April 30, 2002.

The effect of this change for the year ended April 30, 2002, was to decrease net investment income by $1,683,861, decrease net unrealized appreciation by $1,935,305, and increase net realized gains by $251,444. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust IX and the Shareholders of MFS Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a series of MFS Series Trust IX, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Bond Fund at April 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED APRIL 30, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 1.13%.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
-------------------------------------------------------------------------------

MFS(R) BOND FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Chairman       President (since August 2000); UAM Fund Services,
and Chief Executive Officer                              Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior         President (since September 1996)
Vice President and Associate General Counsel
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant                Massachusetts Financial Services Company, Senior
Treasurer                                                Vice President
Massachusetts Financial Services Company, Vice
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
William J. Adams+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

MFS(R) BOND FUND                                             -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MFB-2  06/02  88M  11/211/311/811